COMMERCIAL LEASE AGREEMENT

This Commercial Lease Agreement (this "Agreement") is made this _5th_ day of June, 2019, by and between Joseph Stingone, Sr., an individual with his principal residence at 7850 James Island Trail, Jacksonville, Florida ("Landlord") and Webstar Technology Group, Inc., an entity with its principal place of business at 4231 Walnut Bend, Jacksonville, Florida 32257 ("Tenant"). In consideration of the mutual covenants herein contained, the parties agree as follows:

1. Demised Premises. The premises leased shall consist of the building or complex located at 4231 Walnut Bend, Jacksonville, Florida 32257 (the "Demised Premises").

a) Description of Premises. The Demised Premises shall consist of the building or complex located at the street address of 4231 in the city of Jacksonville, state of Florida as shown on the property map attached as Exhibit A.

b) Size of Premises. The Demised Premises consists of approximately 8000 square feet and comprises 100% of the total leasable area in the Real Property, and is commonly known as Walnut Bend Executive Center. The square footage of the Demised Premises shall be determined by measuring from the outside of all exterior walls to the centerline of any demising walls. Landlord's architect or building contractor may measure the Demised Premises to make a final determination of the size.

c) Reserved Uses. Landlord reserves to itself the use of the roof, exterior walls, and the area above and below the Demised Premises, together with the right to install, maintain, use, repair, and replace pipes, ducts, conduits, wires and structural elements leading through the Demised Premises and which serve either the Demised Premises or other parts of the Real Property.

d) Common Area. Landlord grants to Tenant the non-exclusive right to use, in common with all other tenants or occupants of the Real Property, the Common Area of the Real Property. The term "Common Area" shall mean all areas and improvements in the Real Property, which are not leased or held for lease to tenants. Landlord shall maintain the Common Area in good repair and reasonably clear of debris. The Common Area shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time-to-time to:

e) Parking Spaces. Landlord agrees that Tenant, including its guests, employees, agents, and customers, has the right to use any of the parking space(s) located in the premises. Tenant accepts and understands that parking privileges granted are personal to the Tenant and such parking privileges may be assigned or sublet.

f) Storage Facilities. Landlord agrees that during the term of this Lease, Tenant has the right to store personal property in the premises at their own risk. Landlord will not be responsible for any loss, theft, or damage of items stored by the Tenant.

2. Agreement to Lease. Landlord agrees to lease to Tenant and Tenant agrees to lease from Landlord, the Premises according to the terms and conditions of this Agreement.

3. Term of Lease. The term of this Lease ("Term") shall be for three (3) years (or until sooner terminated as herein provided), commencing on April 1, 2019 ("Commencement Date") and ending at midnight on March 31, 2022 ("Termination Date").

4. Rental. With respect to the terms of the rental:

a) **Base Rent.** Tenant shall pay to Landlord, from the Commencement Date and throughout the Term of this Lease, a basic per annum rental equal to $96,000 (hereafter called "Base Rent"). Base Rent shall be paid in equal installments of $8,000 on a monthly basis. Payments shall accrue from the Commencement date until the due date of the first monthly payment. The first monthly payment will be due on the 1st of the month following the month of a funding event for the Tenant, but no later than October 1, 2019. A funding event is defined as the closing of a capital raise of no less than $1 million. Any accrued rent will be due on the date of the first payment. Base Rent paid by mail shall be deposited in the mail sufficiently in advance of the due date to assure that the Base Rent is delivered not later than the due date.

b) **Operating Cost.** Tenant agrees to pay full cost of utilities and property insurance.

c) **Taxes.** Landlord shall pay all real estate taxes and assessments levied against all of any part of the Demised Premises, the Real Property, and the improvements thereon.

d) **Statements.** Landlord agrees, on request, to provide statements to Tenant as to the manner of computation of any and all charges due from Tenant under the terms of this Lease, and an itemization of the various costs included therein. Landlord shall provide such statements on an as requested basis.

e) **Partial Payments.** Any partial payments shall be applied to the earliest installment due, and no endorsement or statement on any check or any letter accompanying any check or payment as to same shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment and any other amounts then due or to pursue any other remedy of Landlord set forth in this Lease.

f) **Past Due Payments.** If any amount due under this Lease remains unpaid ten days after it is due, a late charge equal to $100 shall be paid by Tenant to Landlord. If any amount due under this Lease remains unpaid for more than 30 days after it is due, then in addition to the Late Charge, such unpaid amounts shall bear interest at the rate of 1.5% per month. In the event Landlord receives a payment from Tenant which is returned for insufficient funds, Landlord may, without limiting Landlord's other remedies, charge Tenant a fee in the amount of $25 to cover Landlord's overhead and administrative expenses and/or require that all payments thereafter be bank certified or cashier's checks. In addition, all service charges from Tenant's financial institution due to non-sufficient funds shall be paid by Tenant.

g) **Security Deposit.** Tenant shall, at the time of executing this Lease, deposit with Landlord as a security deposit the sum of $0, which amount shall serve as security for the full performance of the obligations and covenants of Tenant under this Lease. Such deposit shall not accrue interest for Tenant, shall not be considered a Rental payment, final or otherwise, and shall not be considered to limit or relieve Tenant from any obligation or liability to Landlord. In the event of a default by Tenant under the terms of this Lease, Landlord may apply such deposit toward the cure of such default without notice to Tenant. Upon complete performance by Tenant of all its

obligations under or with respect to this Lease, any remaining portion of such deposit to which Tenant is entitled shall be refunded to Tenant. Landlord may transfer the security deposit to any purchaser of Landlord's interest in the Demised Premises, in which event Landlord shall be discharged from any further liability with respect to such deposit and Tenant will look solely to the purchaser of Landlord's interest for any return of said deposit.

h) **Holding Over.** If Tenant remains in possession of the Demised Premises after the expiration of the initial Lease Term or any renewal Term without the execution of a new lease, it shall be deemed to be a tenant from month-to-month, subject to all conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

5. Use, Occupancy and Condition of Premises. With respect to use and occupancy:

a) **Use and Occupancy.** Tenant shall use and occupy the Demised Premises for the commercial purpose of an executive office and related activities. The Demised Premises shall be used for no other purpose without the advance written consent of Landlord. Tenant shall operate the Demised Premises in a clean and dignified manner and in compliance with all applicable laws, regulations, rules, and ordinances. Tenant shall provide its own janitorial services. Tenant shall use the Demised Premises for no unlawful purpose or act; shall commit or permit no waste or damage to the Demised Premises; shall, at Tenant's expense, comply with and obey all applicable laws, regulations, or orders of any governmental authority or agency; shall not do or permit anything to be done in or about the Demised Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Real Property; and shall comply with all the rules and requirements promulgated by Landlord with respect to the Real Property, as the same may be amended from time to time.

i. All loading and unloading, delivery and shipping of goods shall be conducted in such areas and through the entrances designated by Landlord.

ii. No window coverings, such as curtains, blinds or shades, shall be placed on the windows of Demised Premises unless approved by Landlord.

iii. No smoking in the Demised Premises or within 20 feet of any doorway.

iv. All garbage and refuse shall be kept in the size and kind of container, and in a location approved by Landlord. Tenant shall not burn any trash or garbage in or about the Real Property.

v. No aerial, loudspeaker, satellite dish, sound amplifier, equipment, displays, or advertising shall be erected on the roof or exterior walls of the Demised Premises, or on other areas of the Real Property without the prior written consent of Landlord.

vi. No loudspeaker, television, phonograph, juke-box, radio, or other device shall be used in a manner so as to be heard other than by persons who are within the Demised Premises without the prior written consent of Landlord.

vii. No activity will take place on the Demised Premises or common areas which shall cause any odor which can be smelled other than by persons who are within the Demised Premises.

viii. Tenant shall keep the Demised Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

ix. Tenant shall not permit or place any obstructions or merchandise in any common areas, including but not limited to, corridors, all sidewalks in front of, on the side of, or in the back of the Demised Premises.

x. The plumbing facilities in the Demised Premises shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant. Tenant shall be responsible for the proper and lawful disposal of all cooking grease used within the Demised Premises.

xi. Tenant shall keep all windows, window sills, window frames and exterior signs of the Demised Premises clean.

xii. No merchandise shall be stored in the Demised Premises except that which Tenant is selling in the normal course of business in, at, or from the Demised Premises.

xiii. No auctions or tent sales shall be held within the Demised Premises or on or within any portion of the Real Property, except with the prior written consent of Landlord.

xiv. Landlord shall have the right to prohibit the continued use by Tenant of any unethical or unfair method of business operation, advertising or interior display if, in Landlord's opinion, the continued use thereof would impair the reputation of the Real Property as a first class facility or is otherwise out of harmony with the general character thereof, and upon notice from Landlord shall forthwith refrain from or discontinue such activities.

xv. Tenant shall keep the Demised Premises (including without limitation, exterior and interior portions of all windows, doors and all other glass) in a neat, clean and sanitary condition, free of all insects, rodents, vermin and pests of every type and kind.

xvi. Tenant shall not use the Demised Premises for any purpose or business which is noxious or unreasonably offensive because of the emission of noise, smoke, dust or odors.

xvii. Tenant shall keep the entry ways and sidewalk/walkway in front of the Demised Premise clear of all debris, trash and litter, and shall keep the same swept, maintained and snow and ice removed therefrom.

b) **Environmental Restrictions.** Tenant shall not use the Demised Premises for any activities involving, directly or indirectly, the use, generation, treatment, storage or disposal of any hazardous or toxic chemical, material, substance or waste ("Hazardous Material"), and that the Demised Premises will be used only in compliance with any and all environmental laws, rules and regulations applicable thereto. Landlord shall have the right, but not the duty, to inspect the Demised Premises and conduct tests thereon should Landlord have a reasonable belief there is Hazardous Material on the Demised Premises. In the event tests indicate the presence of such Hazardous Material, and Tenant has not removed the Hazardous Material on demand, Landlord shall have the right to immediately enter the Demised Premises to remedy any contamination found thereon. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business, but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby, provided such contamination is not caused by or the result of Landlord's actions, or the actions. If any lender or governmental agency shall ever require testing to ascertain whether there has been a release of Hazardous Material, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional Rental if such requirement arose because of Tenant's storage or use of Hazardous Material on the

Demised Premises. Tenant shall execute affidavits, representations and the like from time to time, at Landlord's reasonable request, concerning Tenant's best actual knowledge and belief regarding the presence of any Hazardous Material on the Demised Premises or Tenant's intent to store or use Hazardous Material on the Demised Premises.

c) **Condition and Acceptance of Premises.** Tenant accepts the Demised Premises in their current condition and acknowledges that the Demised Premises is in good order and repair, unless otherwise indicated herein. By occupying the Demised Premises, Tenant shall be conclusively deemed to have accepted the Demised Premises as being in the condition required by this Lease. If requested by Landlord, Tenant will sign a statement confirming the Commencement Date and ratifying acceptance of the Demised Premises. In addition, Tenant shall have a 60 day waiting period to discover any defects and shall notify Landlord immediately of the same.

6. Property in Demised Premises. With respect to the property:

a) **Right to Leasehold Improvements.** All leasehold improvements (other than Tenant's trade fixtures), such as light fixtures and heating and air conditioning equipment, shall, when installed, attached to the freehold and become and remain the property of Landlord. All Tenant's trade fixtures shall remain the property of Tenant, subject at all times to any of Landlord's liens for Rental and other sums which may become due to Landlord under this Lease or otherwise. Tenant shall be allowed to remove all such trade fixtures upon termination of this Lease, provided that Tenant is not in default in any of the terms and provisions of this Lease.

b) **Risk and Loss of Tenant's Personal Property.** All of Tenant's personal property which may at any time be in the Demised Premises shall be at Tenant's sole risk, or at the risk of those claiming under Tenant. Landlord shall not be liable for any damage to said property or loss of business suffered by Tenant which may be caused by water from any source whatsoever including the bursting, overflowing, or leaking of sewer or steam pipes or from the heating or plumbing fixtures or from electric wires or from gas or odor or leaking of the fire suppression system.

c) **Fixtures and Furnishings Provided by Landlord.** Landlord shall provide the following fixtures and furnishings:

d) **Personal Property Taxes of Tenant.** Tenant shall pay before delinquency all taxes assessed against Landlord's fixtures, furnishings, equipment and stock-in-trade placed in or on the Demised Premises. Any such taxes paid by Landlord shall become due and payable by Tenant within 30 days after written notice from Landlord.

7. Repairs and Maintenance. With respect to repair and maintenance obligations:

a) **Landlord's Obligation to Repair and Maintain.** Landlord shall be responsible for repairing and maintaining the Demised Premises in good condition and for making such modification or replacements thereof as may be necessary or required by law or ordinance, specifically for the following:

However, Tenant shall reimburse Landlord for any such maintenance, repairs, or replacements made necessary by any acts of Tenant. Landlord reserves and at all times shall have the right to enter the Demised Premises in any emergency and also during regular business hours upon

advance written notice to inspect the same, and to repair the Demised Premises and any portion of the Real Property or Common Area, without abatement of Rental.

b) **Tenant's Obligation to Repair and Maintain.** All maintenance, repairs, or replacements relating to the Demised Premises which are not the obligation of Landlord shall be the obligation of Tenant and shall be made by Tenant at Tenant's sole cost and expense. Tenant shall keep and maintain the Demised Premises in good repair and order at all times. Tenant shall be responsible for the maintenance, repair and replacement of the following:

c) **Remodeling.** Tenant shall not do the following:

d) **No Liens Permitted.** No person shall ever be entitled to any lien, directly or indirectly, derived through or under Tenant, or through or under any act or omission of Tenant, upon the Demised Premises, or any improvements now or hereafter situated thereon, or upon any insurance policies taken out upon the Demised Premises, or the proceeds thereof, for or on account of any labor or materials furnished to the Demised Premises, or for or on account of any matter or thing whatsoever; and nothing in this Lease contained shall be construed to constitute a consent by Landlord to the creation of any lien. In the event that any such lien shall be filed, Tenant shall cause such lien to be released within __________ days after actual notice of the filing thereof, or shall within such time certify to Landlord that Tenant has a valid defense to such claim and such lien and furnish to Landlord a bond, satisfactory to Landlord, indemnifying Landlord against the foreclosure of such lien. In addition to any other remedy herein granted, upon failure of Tenant to discharge such lien or to post a bond indemnifying Landlord against foreclosure of any such lien as above provided, Landlord, after notice to Tenant, may discharge such lien, and all expenditures and costs incurred thereby, with interest thereon, shall be payable as further Rental hereunder at the next Rental payment date.

8. Insurance and Indemnification. With respect to insurance and indemnification:

a) **Tenant's Public Liability and Property Damage Insurance.** Tenant shall purchase and maintain public liability and property damage insurance insuring against loss, cost and expense by reason of injury to or the death of persons or damage to or the destruction of property arising out of or in connection with the occupancy or use by Tenant, its employees, agents and assigns, of the Demised Premises and/or the Common Area, such insurance to include Landlord as an additional Insured.

b) **Certificate of Insurance.** Tenant shall furnish to Landlord a certificate of insurance evidencing such coverage which provides that such policies may not be canceled on less than 30 days prior written notice to Landlord. Should Tenant fail to carry the insurance required herein and furnish Landlord with the policies or certificates of insurance after a request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional Rental.

c) **Landlord's Insurance.** Landlord shall keep the Real Property (but not the contents thereof or any personal property or trade or business fixtures of Tenant) insured against loss or damage by fire and other perils normally covered by standard all-risk insurance. Landlord may also maintain public liability, property damage, loss of rent, and such other coverage related to the Real Property as Landlord deems appropriate. All premiums for such insurance maintained by Landlord shall be considered Operating Costs.

d) **Mutual Waiver of Subrogation.** If either party suffers loss or damage which is caused by the other party, but which is covered by the injured party's insurance, the injured party waives any

claim it might have against the other party to the extent that it is compensated by the insurance required under this Lease; and each party agrees to obtain from its insurer a provision and acknowledgement of this waiver and an agreement that the insurance carrier will not be subrogated to the rights of the injured party to the extent that these rights have been waived above.

e) **Mutual Hold Harmless.** It is agreed that Tenant shall defend, hold harmless and indemnify Landlord, its officers, agents and employees from any and all claims for injuries to persons or damage to the Demised Premises which result from the negligent acts or omissions of Tenant, its officers, agents or employees, in the performance of this Lease. It is further agreed that Landlord shall defend, hold harmless and indemnify Tenant, its officers, agents and/or employees from any and all claims for injuries to persons and/or damage to the Demised Premises which result from the negligent acts or omissions of Landlord, its officers, agents and/or employees, in the performance of this Lease. In the event of the concurrent negligence of Tenant and Landlord, then the liability for any and all claims for injuries or damages which arise out of the performance of the terms and conditions of this Lease shall be apportioned in accordance with the law of the state in which the Real Property is located.

9. Signs. With respect to signs:

a) **Exterior Sign.** Tenant shall install a sign acceptable to Landlord on the front of the Demised Premises, hereinafter referred to as "Exterior Sign" prior to opening for business. The Exterior Sign shall be designed by a graphic artist selected by Tenant and approved by Landlord and shall comply with the requirements of Landlord. Landlord reserves the right to disapprove any Exterior Sign design it feels is inappropriate for any reason in its sole discretion. Tenant shall be solely responsible for the cost of fabrication, installation, and maintenance of the Exterior Sign. Landlord shall pre-approve signage package to be attached to the Lease for the duration of the Lease and all renewals thereof.

b) **Other Signs.** All signs, banners, lettering, advertising, lighting, or any other things of any kind visible from the exterior of the Demised Premises installed or affixed by Tenant shall be first approved in writing by Landlord and the location and method of installation of the same shall be approved by Landlord in its sole discretion. Landlord agrees that such approval shall not be unreasonable withheld.

10. Utility Services. Commencing on the date on which Landlord delivers possession of the Demised Premises to Tenant, Tenant shall make payments for the utilities based upon or in connection with the Demised Premises.

11. Access, Surrender, and Assignment. With respect to access, surrender, and assignment:

a) **Access.** Tenant shall permit Landlord to inspect or examine the Demised Premises during business hours upon advanced written notice or at any time without notice in the event of an emergency, and shall permit Landlord to enter and make such repairs, alterations, improvements, or additions in the Demised Premises or the Real Property of which the Demised Premises is a part, that Landlord may deem necessary.

b) **Surrender.** Tenant shall deliver and surrender to Landlord possession of the Demised Premises upon expiration of this Lease, or upon earlier termination as herein provided, in as good condition and repair as the same shall be on the Commencement Date.

c) **Removal and Restoration.** Any and all trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease, provided that Tenant shall not be in default in the performance of any of Tenant's obligations hereunder and provided that Tenant shall repair any and all damage caused to the Demised Premises by the removal of any such trade fixtures and equipment. Any property not so removed at the expiration of the Term hereof shall be deemed to have been abandoned by Tenant and may be retained or disposed by Landlord. Tenant shall not remove any leasehold improvements or non-trade fixtures and shall surrender the Demised Premises upon termination of the tenancy created by this Lease in the same condition as the Demised Premises were required to have been in on the Commencement Date, ordinary wear and tear and damage by fire or other insured casualty excepted.

d) **Assignment and Subletting.** Tenant shall not assign, mortgage, encumber or transfer any interest in this Lease, or sublet the Demised Premises in whole or in part, nor grant a license or concession in connection therewith without Landlord's prior written consent, which consent shall be at Landlord's sole discretion.

12. Damage to Premises. With respect to damage to the Premises:

a) **Substantial Damage.** In the event the Demised Premises or the Real Property of which the Demised Premises constitute a part shall be damaged or destroyed by fire or other casualty, then the parties may, at their option, within 60 days after the occurrence of such casualty, terminate this Lease upon written notice.

b) **Partial Damage.** In the event the Demised Premises or the Real Property of which the Demised Premises constitute a part shall be partially damaged or destroyed by fire or other casualty, or in the event Landlord does not elect to terminate this Lease as a result of substantial damage, then Landlord shall repair the damage with reasonable dispatch after notice of such casualty; provided, however, the Landlord's obligation to repair or restore shall be limited to restoring the structural portions of the Demised Premises and shall include repairs or the restoration of any of Tenant's fixtures, improvements or other alterations made by Tenant in or upon the Demised Premises. Notwithstanding anything provided herein to the contrary, the Landlord's obligation to repair or rebuild shall be limited to the amount of the fire insurance proceeds received by Landlord (less any costs incurred by Landlord in collecting the same) as a result of any such casualty. In the event the fire insurance proceeds received by Landlord (less any costs incurred by Landlord in collecting the same) are insufficient to rebuild the Demised Premises and/or the Real Property, then Landlord shall have the option to terminate the Lease upon notice to Tenant within 30 days after Landlord's receipt of the entire net insurance proceeds payable with respect to such fire or casualty.

c) **Rentals Upon Damage or Destruction.** In the event this Lease is terminated in the manner set forth above, the Rentals shall be apportioned to the time of such casualty. In the event this Lease is not terminated and Landlord elects to restore or repair the Demised Premises, then the Rental payable by Tenant shall be equitably abated based on the square footage in the Demised Premises which are useable, until such time as the damage to the Demised Premises has been repaired; provided, however, in no event shall there be any abatement of the payment of any Operating Costs.

13. Eminent Domain. With respect to eminent domain:

a) **Condemnation of Demised Premises.** If the whole or any substantial part of the Demised Premises shall be taken or acquired by any public or quasi-public authority under the power or

threat of eminent domain, for other than a temporary period, the Lease Term shall cease as of the day possession shall be taken by such public or quasi-public authority, and Tenant shall pay Rental up to that date with an appropriate refund by Landlord of any rent which may have been paid in advance for any period subsequent to the date possession is taken. In the event that during the term of this Lease the Demised Premises, or any part thereof, or more than __________% of the Real Property or of the Common Area is taken by condemnation or right of eminent domain, or by private purchase in lieu thereof, this Lease and the term hereby granted shall be terminable at Landlord's sole option and if Landlord so terminates then this Lease shall expire on the date when possession shall be taken by the condemnor and the Base Rent herein reserved shall be apportioned and paid in full to that date and all prepaid Base Rent shall forthwith be repaid by Landlord to Tenant. In the event Landlord does not elect to cancel or terminate this Lease as provided above, then Landlord shall rebuild and restore the Demised Premises as nearly as possible to their condition immediately prior to any such taking and this Lease shall continue in full force and effect except that, during such restoration, the Base Rent payable pursuant to the terms of this Lease shall be equitably apportioned in the proportion that the square footage of the part of the Demised Premises so taken bears to the total square footage of the Demised Premises immediately prior to such taking; provided, however, in no event shall there be any abatement of the payment of any Operating Costs, provided further, however, the Landlord's obligations to restore or rebuild shall be limited to an amount which does not exceed the proceeds obtained from such taking (less expenses incurred in collecting the same). Notwithstanding the foregoing, in the event the net condemnation award received by Landlord is insufficient to restore or rebuild the structural portions of the Demised Premises the Landlord shall have the option within __________ days after Landlord's receipt of the net condemnation, to cancel and terminate this Lease, and Tenant shall be limited to consequential damages only.

b) **Condemnation Award.** All compensation awarded or paid upon any total or partial taking of the Demised Premises shall belong to and be the property of the Landlord. Nothing herein shall prevent Tenant from pursuing a separate award from the condemning authority for its moving expenses or for the taking of its personal property, as long as Tenant's award does not reduce Landlord's award from the condemning authority.

14. Insolvency and Bankruptcy. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant or any of the persons constituting Tenant, or an assignment by Tenant or any of the persons constituting Tenant for benefit of creditors or any action taken or suffered by Tenant or any of the persons constituting Tenant under any insolvency, bankruptcy, or reorganization act, shall constitute a breach of this lease by Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant or any of the persons constituting Tenant under any bankruptcy, insolvency, or reorganization proceedings.

15. Default. With respect to default:

a) **Rights in Event of Default of Tenant.** If Tenant shall abandon or vacate the Leased Premises or fail to pay Rental at the time prescribed in this Lease, or if after 30 days written notice from Landlord, Tenant shall fail to cure any other default in the performance of its obligations under this Lease (unless Tenant is then proceeding in good faith to cure such default and continues to do so until the default is cured), then, in addition to any other rights or remedies

Landlord may have by law or otherwise, Landlord shall have the right to re-enter and take possession of the Demised Premises without legal process and remove all persons and property therefrom. Should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may terminate Tenant's rights under this Lease, re-let the Demised Premises or any part thereof for such term and at such rental and upon such other terms and conditions as Landlord in the exercise of Landlord's sole discretion may deem advisable, with the right to make alterations and repairs to the Demised Premises. Upon each such re-letting, Tenant immediately shall be liable for payment to Landlord of any indebtedness of Tenant (other than Rental due hereunder), the cost and expense of such re-letting, and of such alterations and repairs incurred by Landlord, and the amount, if any, by which the Rental reserved in this Lease, which are Tenant's responsibility under the provisions of this Lease for the period of such re-letting, exceeds the amount agreed to be paid as rental by the new tenant for the Demised Premises for such period of such re-letting.

b) **Costs and Payment of Rentals.** Should Tenant at any time be in default under this Lease, Tenant shall be liable for all costs Landlord may incur on account of such default, including the cost of recovering the Demised Premises, any and all attorney fees and court costs relating thereto. In addition, should Landlord at any time terminate this Lease and Tenant's rights under this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, and including the Rental reserved and charged in this Lease for the remainder of the Term discounted to present value, less the present rental value of the Demised Premises for the rest of the Term (discounted in the same manner), all of which amounts shall be immediately due and payable with attorney fees from Tenant to Landlord and without relief from valuation, and Landlord shall have no obligation to re-let. Tenant's liability for the default damages and/or re-letting costs shall survive any termination of this Lease.

c) **Right of Removal of Tenant's Property.** Landlord shall have the right to remove all or any part of Tenant's property from the Demised Premises. Any property removed may be either: (a) Stored in any public warehouse or elsewhere at the cost of, and for the account of, Tenant and Landlord shall not be responsible for the care or safekeeping thereof; or (b) sold at a private or public sale and the proceeds of such sale, after sale expenses, shall be used to offset any Rental due to Landlord. Tenant hereby waives any and all loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.

d) **Default of Landlord.** Landlord shall in no event be charged with default in the performance of its obligation under this Lease unless and until Landlord shall have received written notice from Tenant specifying wherein Landlord has failed to perform any obligation hereunder, and Landlord shall have failed to perform such obligation, or remedy such default, within 30 days of such notice from Tenant (or shall then have failed in good faith to start and be diligently pursuing the cure of any such default which reasonably takes longer than 30 days to cure).

16. Quiet Enjoyment. Landlord agrees that if Tenant pays the Rental and other charges herein provided and shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, then Tenant shall, at all times during said Term, have the peaceable and quiet enjoyment and possession of the Demised Premises without any manner of hindrance from Landlord or any persons lawfully claiming through Landlord, except as to such portion of the Demised Premises or Real Property as shall be taken under the power of eminent domain or which may be claimed by any mortgagee of the Demised Premises of the Real Property.

17. Miscellaneous.

a) **Waivers.** No waiver of any condition or covenant in this Lease by either party shall be deemed to imply or constitute a further waiver of the same or any other condition or covenant of this Lease.

b) **Subordination.** Tenant agrees, at the request of Landlord, to subordinate this lease to any mortgage placed upon the Demised Premises or the Real Property or any one or more of them by Landlord provided that the holder of such mortgage enters into an agreement with Tenant, binding upon the successors and assigns of the parties thereto, by the terms of which such holder agrees not to disturb the possession, peaceable and quiet enjoyment and other rights of Tenant under this Lease. In addition, so long as Tenant continues to perform its obligations hereunder, in the event of acquisition of title by said holder through foreclosure proceedings or otherwise holder agrees to accept Tenant as tenant of the Demised Premises under the terms and conditions of this Lease and to perform the Landlord's obligations hereunder (but only while owner of the Demised Premises), and Tenant agrees to recognize such holder or any other person acquiring title to the Demised Premises as Landlord. The parties agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained herein.

c) **Notices and Certificates.** All notices given under this Agreement must be in writing. A notice is effective upon receipt and shall be either delivered to Landlord and Tenant at the address as specified in Article 1 of this Lease, or to such other addresses which a party may designate in writing delivered to the other party for such purpose. Date of service of a notice served by mail shall be one business day following the date on which such notice is deposited in a post office box of the United States Postal Service.

d) **Relationship of Parties.** Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture, between the parties hereto.

e) **Dispute Resolution.** Any dispute arising out of or related to this Agreement that the parties are unable to resolve by themselves shall be resolved through mediation.

f) **Governing Law.** This Lease has been executed under and shall be governed by the laws of the state of Florida without regard to the state's conflict of law principles. The parties covenant and agree that any and all claims, disputes, and actions arising from this Lease or as a result of the relationship of the parties hereto, shall be filed and heard in the venue of Duval county, state of Florida and that jurisdiction shall lie in such county and state.

g) **Force Majeure.** In the event that either party shall be delayed or hindered in or prevented from doing or performing any act or thing required in this lease by reason of strikes, lock-outs, casualties, acts of God, labor troubles, inability to procure materials, failure of power, governmental laws or regulations, riot, insurrection, war or other causes beyond the reasonable control of such party, then such party shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

h) **Complete Agreement.** This Lease contains a complete expression of the agreement between the parties and there are no promises, representations or inducements except such as are herein provided.

i) **Successors in Interest.** The covenants, agreements, terms, conditions and warranties of this lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns, but shall create no rights in any other person except as may be specifically provided for herein.

Joseph Stingone, Sr.
Landlord

James Owens
Webstar Technology Group, Inc.

IN WITNESS WHEREOF, the parties have caused this Lease to be executed by their duly authorized representatives, as of this 1 day of April, 2019.

Exhibit A

Property Map

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